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                                                                  Exhibit 23.2






                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-12207 and 33-58500) of First Empire State Corporation of our report dated January 10, 1995 appearing on page 52 of this Annual Report on Form 10-K. We also consent to the reference to us under the heading "Experts" in such Registration Statements.





/s/ PRICE WATERHOUSE LLP

Buffalo, New York
March 16, 1995